Income Taxes (Details 2) - USD ($) $ in Thousands	Dec. 31, 2015	Dec. 31, 2014
Deferred tax assets:
Operating loss and credit carryforwards	$ 4,459	$ 2,543
Capitalized research and development	2,941	1,612
Stock-based compensation	2,457	1,086
Accrued expenses	17	27
Property, plant and equipment	51	9
Total deferred tax assets	9,925	5,277
Less: valuation allowance	(9,925)	(5,277)
Deferred tax assets, net	$ 0	$ 0